Exhibit 99.2 4/29/2020 INVESTOR PRESENTATION April 2020 1

Exhibit 99.2 4/29/2020 Forward-Looking Statements This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in the Company’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Adjusted EBITDA "Adjusted EBITDA" is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii) depreciation and amortization expense, non-cash stock-based compensation expense, and if applicable in a reporting period, acquisition-related transaction expenses (vi) non-cash impairments of intangible assets (vii) debt financing costs (viii) and other significant non-recurring or non-operating (income) or expenses. 2 2

Exhibit 99.2 4/29/2020

We Are The Leading Oncology Testing Company

Extensive clinical expertise and leading commercial organization with significant scale and scope

120+
MDs and PhDs

2,600+
hospitals and cancer centers served

Global laboratory footprint with 11 locations

~1,000,000
tests per year

~500,000
patients served each year

Clinical Services

Leading oncology reference lab for oncologists, pathologists, and hospitals

Provide both technical and professional laboratory services

Comprehensive oncology test menu including all major testing modalities

Non-competitive partner to customers

Direct national sales force

Pharma Services

Provide comprehensive support from pre-clinical & research discovery through FDA filing, approval & launch preparation

- Biomarker discovery
- Analytical validation
- Clinical validation
- Assay design and development
- Dx Development

Backlog of ~$148MM

Dedicated global sales team

Labs in USA, Europe, and Asia

NEO GENOMICS

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Exhibit 99.2 4/29/2020 The Oncology Test Market Is Poised For Growth Estimated 6% to 8% Market Growth Aging population driving cancer incidence Increased survival driving follow-on testing Proliferation and complexity of therapeutic options driving more testing Emerging platforms and tests (NGS, TMB, MSI, MRD, Liquid Biopsy, etc.) driving more test options Burgeoning oncology drug pipeline driving current Pharma Services demand and likely to drive future clinical testing as well 4 4

Exhibit 99.2 4/29/2020 Tailwind: Number Of U.S. Cancer Survivors Source: Cancer Epidemiology, Biomarkers & Prevention, July 2016 5 5

Exhibit 99.2 4/29/2020 Tailwind: Increasingly Complex Rx Paradigm 6 6

Exhibit 99.2 4/29/2020 Tailwind: Burgeoning Oncology Pipeline 160 140 120 100 80 60 40 20 Source: Analyst reports; Cowen Group; EvaluatePharma® 2015 7 7

Exhibit 99.2 4/29/2020 We Look To Grow Twice The Market Rate Significant Company Specific Growth Drivers; Guide to Mid-Teens Organic Volume Growth, Long-term 7 Acquisition synergies and strategic benefits 6 Revenue per test initiatives 5 Large, new 4 managed care, IDN, Hospital End-to-end System, 3 positioning Oncology in CDx Practice and 2 Enhanced GPO contracts 1 NGS Global capabilities strategic Large backlog alliance of signed with PPD Pharma contracts 8 8

Exhibit 99.2 4/29/2020 We Compete Through Focus, Scale and Scope ~$6 Billion Oncology Lab Testing Industry Clinical Reference Labs Pure Play Oncology Reference Labs Niche Oncology Players (with oncology divisions) (comprehensive test menus) (limited test menus) •Comprehensive, multi-modality “one-stop-shop” •Large and advanced somatic cancer test menu •Unparalleled reach into all customer segments •National footprint and extensive payer contracts •Outstanding client service and partnership models •Synergistic Pharma and Clinical businesses 9 9

Exhibit 99.2 4/29/2020

Uniquely Positioned: NGS

Next-Generation Sequencing

Broad and deep offering of NGS-based testing across hematologic cancers and solid tumors

EXTENSIVE CAPABILITIES

- 30 NGS-based multi-gene tumor profiles
- Highly focused, cancer specific panels
- Wide spectrum pan-cancer profiles
- Tumor Mutational Burden (TMB)
- Microsatellite instability analysis (MSI)
- FDA panel in development

DELIVER KEY DIAGNOSTIC, PROGNOSTIC AND PREDICTIVE DATA

- Confirming diagnosis
- Disease classification
- Assessing prognosis
- Predicting response to therapy
- Identifying new therapeutic approaches
- Identifying clinical trial opportunities

INDUSTRY LEADING PROVIDER

- ~13,300 NGS-based tests in Q1
- Most accompanied by other non-molecular testing such as PD-L1 and FISH

NEO GENOMICS

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Exhibit 99.2 4/29/2020 Uniquely Positioned: Companion Diagnostics Ability to take test across continuum Case Study from development, through clinical trials, and into the market CDx capabilities translating into customer wins Wide scale and scope across Pharma and Clinical markets Broad reach to oncologists and pathologists Access to massive quantity of Selected by Participated in One of only Now, leading Merck due to Early Validation three labs to provider of oncology-specific test result data IHC expertise Program for offer PD-L1 clinical PD-L1 Keytruda testing on Day 1 testing 11 11

Exhibit 99.2 4/29/2020 Uniquely Positioned: Pharma Services Compelling access Ability to to data and ability to Breadth and Depth Scientific help, develop and Leading identify patients for of Capabilities Leadership launch companion Pathologists clinical trials and diagnostic tests targeted therapy $28MM of new business in 47% year-over-year 39% year-over-year Q1 of 2020 increase in backlog Pharma revenue growth 12 12

Exhibit 99.2 4/29/2020 Focused on Customer Satisfaction Net Promoter Score Q1 2020 Clinical Client Survey How likely is it that you would recommend this company to a friend or colleague? Not at all likely Neutral Extremely likely 0 0 1 2 3 4 5 6 7 8 9 10 -50 50 Detractor Passive Promoter +60 NPS 7% 26% 67% -100 100 % Promoters - % Detractors = NPS ( Net Promoter Score) NOTES: Survey Period: November 11th, 2019 to January 10th, 2020 951 NeoGenomics and Genoptix respondents 27 questions + comments 13 13

Exhibit 99.2 4/29/2020 Culture Is At The Core Of All We Do COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we will be the World’s leading cancer testing and information company. VALUES − Quality − Integrity − Accountability − Teamwork − Innovation We are Focused and Genuine 14 14

Exhibit 99.2 4/29/2020 Track Record of Growth – Clinical Services Clinical Testing Annual Revenue / Clinical Tests Performed (1) $361 1,200 350 1,000 300 988k 250 $242 800 $210 $203 750k 200 657k 600 150 563k 400 100 $88 $79 $63 $56 200 $40 50 $32 223k 176k 136k 112k 0 57k 76k 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Clinical Testing Revenue ($MM) Clinical Tests Performed 1) Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 2) Base NEO Clinical includes organic clinical revenue and test volume growth and incorporates inorganic contributions from the 2015 acquisition of Clarient (closed Dec. 30th) and the 2018 acquisition of Genoptix (closed Dec. 10th). Base NEO Clinical excludes the impact from Pharma Services and PathLogic (divested on August 1st, 2017). 15 15

Exhibit 99.2 4/29/2020 Track Record of Improvement in Cost Per Test $350 $325 $318 $300 $294 $275 $256 $250 $243 $225 $221 $201 $200 $188 $179 $175 $171 $150 2011 2012 2013 2014 2015 2016 2017 2018 2019 Average Cost of Good Sold / Clinical Test 16 16

Exhibit 99.2 4/29/2020 Rapidly Growing Pharma Services Business $MMs $160.0 147.7 47% YoY Backlog $140.0 Growth 130.4 118.3 $120.0 106.1 100.8 $100.0 $80.0 $60.0 $40.0 32.8 27.6 28.4 39% YoY 21.2 19.9 Revenue $20.0 13.5 13.0 15.0 9.4 12.7 12.1 Growth (1.5) (6.0) (1.4) (1.0) - -(1.4) (0.5) -(1.8) - (6.2) (7.1) $0.0 (8.4) Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 -$20.0 Revenue Booked (gross) Acquired Change in Dormant Projects Cancellations Ending Backlog The Company defines Dormant Projects as projects with no activity for 12 months or longer that have not officially been cancelled by the Sponsor 17 17

Exhibit 99.2 4/29/2020 Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 18 18

Exhibit 99.2 4/29/2020 Appendix 19 19

Exhibit 99.2 4/29/2020 Balance Sheet, March 31, 2020 (unaudited, in thousands) March 31, 2020 (Unaudited) December 31, 2019 ASSETS Cash and cash equivalents $ 86,254 $ 173,016 Accounts receivable, net 99,972 94,242 Inventories 20,286 14,405 Other current assets 8,930 9,075 Total current assets 215,442 290,738 Property and equipment (net of accumulated depreciation of $74,441 and $68,809, respectively) 83,392 64,188 Operating lease right-of-use assets 49,084 26,492 Intangible assets, net 128,289 126,640 Goodwill 210,833 198,601 Restricted cash, non-current 38,738 — Prepaid lease asset 3,316 — Other assets 3,153 2,847 TOTAL ASSETS $ 732,247 $ 709,506 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 53,203 $ 50,091 Short-term portion of financing obligations 9,941 10,432 Short-term portion of operating leases 4,505 3,381 Total current liabilities 67,649 63,904 Long-term portion of financing obligations 93,033 95,028 Long-term portion of operating leases 45,910 24,034 Deferred income tax liability, net 16,377 15,566 Other long-term liabilities 4,235 3,566 Total long-term liabilities 159,555 138,194 TOTAL LIABILITIES $ 227,204 $ 202,098 TOTAL STOCKHOLDERS’ EQUITY $ 505,043 $ 507,408 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 732,247 $ 709,506 20 20

Exhibit 99.2 4/29/2020 Income Statement, March 31, 2020 (unaudited, in thousands) Three Months Ended March 31, 2020 2019 NET REVENUE: Clinical Services $ 92,982 $ 86,210 Pharma Services 13,048 9,367 Total revenue 106,030 95,577 COST OF REVENUE 59,661 48,462 GROSS PROFIT 46,369 47,115 Operating expenses: General and administrative 36,344 32,142 Research and development 2,060 1,209 Sales and marketing 13,258 11,216 Total operating expenses 51,662 44,567 (LOSS) INCOME FROM OPERATIONS (5,293) 2,548 Interest expense, net 819 1,826 Other (income) expense (223) 5,169 Loss before taxes (5,889) (4,447) Income tax expense (benefit) 1,089 (2,023) NET LOSS $ (6,978) $ (2,424) NET LOSS PER SHARE Basic $ (0.07) $ (0.03) Diluted $ (0.07) $ (0.03) WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic 104,484 94,740 Diluted 104,484 94,740 21 21

Exhibit 99.2 4/29/2020 Statements of Cash Flows, March 31, 2020 (unaudited, in thousands) Three Months Ended March 31, CASH FLOWS FROM OPERATING ACTIVITIES 2020 2019 Net loss $ (6,978) $ (2,424) Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 6,240 5,271 Loss on disposal of assets 17 156 Amortization of intangibles 2,452 2,559 Amortization of debt issue costs 70 150 Non-cash stock-based compensation 2,186 2,139 Non-cash operating lease expense 2,021 1,141 Changes in assets and liabilities, net (12,941) (2,895) Net cash (used in) provided by operating activities $ (6,933) $ 6,097 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of property and equipment (4,708) (3,196) Business acquisition (37,000) — Net cash used in investing activities $ (41,708) $ (3,196) CASH FLOWS FROM FINANCING ACTIVITIES Repayment of equipment financing obligations (1,598) (1,797) Repayment of term loan (1,250) (1,968) Issuance of common stock, net 3,465 4,248 Net cash provided by financing activities $ 617 $ 483 Net change in cash, cash equivalents and restricted cash $ (48,024) $ 3,384 Cash, cash equivalents and restricted cash, beginning of period 173,016 9,811 Cash, cash equivalents and restricted cash, end of period $ 124,992 $ 13,195 Reconciliation of cash, cash equivalents and restricted cash to the Consolidated Balance Sheets: Cash and cash equivalents $ 86,254 $ 13,195 Restricted cash, non-current 38,738 — Total cash, cash equivalents and restricted cash $ 124,992 $ 13,195 22 22

Exhibit 99.2 4/29/2020 Segment Results, March 31, 2020 (unaudited, in thousands) Three Months Ended March 31, 2020 2019 % Change Clinical Services: Clinical Revenue $ 92,982 $ 86,210 7.9 % Cost of revenue 48,923 42,651 14.7 % Gross profit $ 44,059 $ 43,559 1.1 % Gross margin 47.4% 50.5 % Pharma Services: Pharma Revenue $ 13,048 $ 9,367 39.3 % Cost of revenue 10,738 5,811 84.8 % Gross profit $ 2,310 $ 3,556 (35.0)% Gross margin 17.7% 38.0 % Three Months Ended March 31, 2020 2019 % Change Clinical Services: Requisitions (cases) received 144,319 137,111 5.3 % Number of tests performed 250,376 234,317 6.9 % Average number of tests/requisitions 1.73 1.71 1.2 % Average revenue/requisition $ 644 $ 629 2.4 % Average revenue/test $ 371 $ 368 0.8 % Average cost/requisition $ 339 $ 311 9.0 % Average cost/test $ 195 $ 182 7.1 % Clinical tests exclude tests performed for Pharma Services customers. 23 23

Exhibit 99.2 4/29/2020 Adjusted EBITDA, March 31, 2020 (unaudited, in thousands) Three Months Ended March 31, 2020 2019 Net loss (GAAP) $ (6,978) $ (2,424) Adjustments to net income: Interest expense, net 819 1,826 Income tax expense (benefit) 1,089 (2,023) Amortization of intangibles 2,452 2,559 Depreciation 6,240 5,271 EBITDA (non-GAAP) $ 3,622 $ 5,209 Further adjustments to EBITDA: Acquisition and integration related expenses 1,296 1,266 Other significant non-recurring (income) expenses (30) 5,145 Non-cash, stock-based compensation expense 2,186 2,139 Adjusted EBITDA (non-GAAP) $ 7,074 $ 13,759 24 24

Exhibit 99.2 4/29/2020 COMPASS® and CHART® COMPASS: comprehensive, hematopathologist- directed, integrated assessment report • Customized workflow on each patient case to provide a disease-specific evaluation based on up- to-date guidelines • Actionable diagnosis in a one- page correlation report • Consultation with assigned hematopathologist available on every case • Notification of acute cases and unexpected diagnoses within 24 hours CHART: a longitudinal report including a consultative review and correlation with relevant prior findings by a NeoGenomics Hematopathologist, used to: • Monitor response to therapy • Determine disease progression • Evaluate clonal evolution • Assess residual disease 25 25

Exhibit 99.2 4/29/2020 26